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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Planet Polymer Technologies, Inc. on Form S-3 (File No. 333-39845) of our report dated February 20, 1998 on our audit of the consolidated financial statements of Planet Polymer Technologies, Inc.


                                        COOPERS & LYBRAND L.L.P.

San Diego, California
March 20, 1998
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Planet Polymer Technologies, Inc. on Form S-8 (File No. 333-1042) of our report dated February 20, 1998 on our audit of the consolidated financial statements of Planet Polymer Technologies, Inc.


                                        COOPERS & LYBRAND L.L.P.

San Diego, California
March 20, 1998